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Exhibit 99.1

Execution Copy

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "First Amendment") is made and entered into as of November 12, 2004, by and between Overstock.com, Inc., a Delaware corporation, as Borrower ("Borrower"), and Wells Fargo Foothill, Inc., a California corporation, as Lender ("Lender").

        WHEREAS, Borrower and Lender have entered into a Loan and Security Agreement, dated as of May 6, 2004 (the "Loan Agreement"); and

        WHEREAS, Borrower and Lender wish to amend the Loan Agreement as herein provided so as to permit Borrower issue the Convertible Senior Notes (as such term is defined below) and to take the actions contemplated by the confidential Offering Memorandum relating thereto;

        NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

        SECTION 1.Definitions.    Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

        SECTION 2.Amendments to Loan Agreement.    The Loan Agreement is hereby amended, effective as of the date this First Amendment becomes effective in accordance with Section 4 hereof, as follows:

        2.01.    Amendments to Definitions in Section 1.1.

          (a)   The following definitions are hereby added to Section 1.1 of the Loan Agreement in proper alphabetical order:

        "Convertible Senior Notes" shall mean the Convertible Senior Notes Due 2011 to be issued pursuant to an Indenture to be dated on or about November 18, 2004.

        "Convertible Senior Notes Closing Date" shall mean the date on which the Convertible Senior Notes are issued.

          (b)   The definition of "Triggering Event Date" is hereby amended to replace "$15,000,000" with "$30,000,000."

        2.02.    Amendment to Section 7.1(d). Section 7.1(d) of the Loan Agreement is hereby amended to add "and, with respect to the Convertible Senior Notes, (g)" after "(c)."

        2.03.    Amendment to Section 7.1(g). Section 7.1(g) of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

        "(g)    (i) additional unsecured Indebtedness of the Borrower and any of its Subsidiaries in an aggregate principal amount not to exceed $75,000,000 at any time outstanding so long as immediately prior to and after giving effect thereto (a) no Default or Event of Default shall have occurred and be continuing or will result therefrom and (b) no Triggering Event Date shall have occurred or will result therefrom; and (ii) additional unsecured Indebtedness of the Borrower and any of its Subsidiaries in an aggregate principal amount not to exceed $25,000,000 at any time outstanding so long as immediately prior to and after giving effect thereto (a) no Default or Event of Default shall have occurred and be continuing or will result therefrom and (b) no Triggering Event Date shall have occurred or will result therefrom, and so long as such Indebtedness is incurred pursuant to the offering of the Convertible Senior Notes and incurred within 30 days after the Convertible Senior Notes Closing Date."

        2.04.    Amendment to Section 7.7(a). Section 7.7(a) of the Loan Agreement is hereby amended by adding the following proviso at the end of the sentence before the comma: "; provided that nothing in this Section 7.7(a) or elsewhere in Section 7 of this Agreement shall restrict Borrower's ability to comply with its obligations under the Convertible Senior Notes or the Indenture governing the Convertible Senior Notes (including without limitation the provisions requiring Borrower to redeem or repurchase any or all of the Convertible Senior Notes in accordance with the terms of the Convertible Senior Notes and the Indenture, and nothing herein shall limit the ability of Borrower to effectuate a conversion of the Convertible Senior Notes into Stock."

        2.05.    Amendment to Section 7.7(b). Section 7.7(b) of the Loan Agreement is hereby amended by adding "or the Convertible Senior Notes" after the "(c)" and prior to the period at the end of the sentence.

        2.06.    Amendment to Section 7.10. Section 7.10 of the Loan Agreement is hereby amended by adding the following proviso at the end of the Section prior to the period:

"; provided further that nothing herein shall prevent or restrict Borrower from paying interest on the Convertible Senior Notes or taking any action with respect to the Convertible Senior Notes."

        2.07.    Amendment to Section 8.9. Section 8.9 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

"(i) If there is a default in any material agreement to which Borrower or any of its Subsidiaries is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of Borrower's or its Subsidiaries' obligations thereunder or to terminate such agreement; or (ii) if the Convertible Senior Notes shall be required to be prepaid, redeemed or repurchased (other than by a regularly scheduled required prepayment or redemption), prior to the stated maturity thereof."

        SECTION 3.Representations and Warranties.    In order to induce Lender to enter into this First Amendment, Borrower hereby represents and warrants that:

        3.01.    No Default. At and as of the date of this First Amendment and at and as of the Effective Date (as defined below), and both prior to and after giving effect to this First Amendment, no Default or Event of Default exists.

        3.02.    Representations and Warranties True and Correct. At and as of the date of this First Amendment and at and as of the Effective Date and both prior to and after giving effect to this First Amendment, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

        3.03.    Corporate Power, Etc. Borrower (a) has all requisite corporate power and authority to execute and deliver this First Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this First Amendment and the consummation of the transactions contemplated hereby. Borrower is entering into this First Amendment in accordance with Section 15.1 of the Loan Agreement.

        3.04.    No Conflict. The execution, delivery and performance by Borrower of this First Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (d) require any unobtained approval of Borrower's shareholders or any unobtained approval or consent of any Person under any material contractual obligation of Borrower.

        3.05.    Binding Effect. This First Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        SECTION 4.Conditions.    This First Amendment shall be effective as of November 12, 2004 (the "Effective Date") upon the fulfillment by Borrower, in a manner satisfactory to Lender, of all of the following conditions precedent set forth in this Section 4:

4.01.
Execution of the First Amendment. Each of the parties hereto shall have executed and delivered an original counterpart of this First Amendment by facsimile or other means of electronic transmission.

SECTION 5.Miscellaneous.

        5.01.    Continuing Effect. Except as specifically provided herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. Lender's execution and delivery of, or acceptance of, this First Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

        5.02.    No Waiver. This First Amendment is limited as specified and the execution, delivery and effectiveness of this First Amendment shall not operate as a modification, acceptance or waiver of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

        5.03.    References.

          (a)   From and after the Effective Date, the Loan Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this First Amendment.

          (b)   From and after the Effective Date, (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby and (ii) all references in the Loan Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby.

        5.04.    Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

        5.05.    Severability. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this First Amendment in any jurisdiction.

        5.06.    Counterparts. This First Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and Lender.

        5.07.    Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

        5.08.    Binding Effect; Assignment. This First Amendment shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns; provided, however, that the rights and obligations of Borrower under this First Amendment shall not be assigned or delegated without the prior written consent of Lender.

        5.09.    Expenses. Borrower agrees to pay Lender upon demand for all Lender Expenses incurred in connection with the preparation, negotiation and execution of this First Amendment and any document required to be furnished herewith.

[Signature pages to follow]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OVERSTOCK.COM, INC., as Borrower
By:	/s/ DAVID K. CHIDESTER
Name: David K. Chidester
Title: Vice President, Finance
WELLS FARGO FOOTHILL, INC., as Lender
By:	/s/ JEFF ROYSTON
Name: Jeff Royston
Title: Vice President

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  Exhibit 99.1
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT